Exhibit 10.38
                          SECURITIES PURCHASE AGREEMENT


                  SECURITIES PURCHASE AGREEMENT (the "Agreement"), dated as of January 12, 1999, by and among SoftNet Systems, Inc., a New York corporation, with headquarters located at 520 Logue Avenue, Mountain View, CA 94043 (the "Company"), and the investors listed on the Schedule of Buyers attached hereto (individually, a "Buyer" and collectively, the "Buyers").

                  WHEREAS:

                  A. The Company and the Buyers are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Rule 506 of Regulation D ("Regulation D") as promulgated by the United States Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "1933 Act");

                  B. The Company shall authorize as of the Closing (as defined below) the issuance of an aggregate of $12 million of its 9% Senior Subordinated Convertible Notes due January 1, 2001 (the "Convertible Notes") in the form attached hereto as Exhibit A, which shall be convertible into shares of the Company's Common Stock, $.01 par value per share (the "Common Stock") (as converted, the "Conversion Shares"), in accordance with the terms of the Convertible Notes;

                  C. The Company shall authorize as of the Closing the issuance of Common Stock Purchase Warrants (the "Warrants"), in the form attached hereto as Exhibit B, to acquire shares of Common Stock (such shares of Common Stock issued upon exercise of the Warrants are hereinafter referred to as the "Warrant Shares", and together with the Convertible Notes, the Warrants and the Conversion Shares, the "Securities");

                  D. The Buyers wish to purchase, upon the terms and conditions stated in this Agreement, an aggregate of $12 million of Convertible Notes in the respective amounts set forth opposite each Buyer's name on the Schedule of Buyers; and to receive, in consideration for such purchase, the Warrants, to purchase an aggregate of up to 300,000 shares of Common Stock in the respective amounts set forth opposite each Buyer's name in the Schedule of Buyers, subject to adjustment as provided in the Warrants; and

                  E. Contemporaneously with the execution and delivery of this Agreement, the parties hereto are executing and delivering a Registration Rights Agreement in the form attached hereto as Exhibit C (the "Registration Rights
Agreement") pursuant to which the Company has agreed to provide certain registration rights under the 1933 Act and the rules and regulations promulgated thereunder, and applicable state securities laws.

                  NOW, THEREFORE, the Company and the Buyers hereby agree as follows:

                  1.       PURCHASE AND SALE OF CONVERTIBLE NOTES.

                            a.  Purchase of  Convertible  Notes.  Subject to the
satisfaction (or waiver) of the conditions set forth in Sections 6 and 7 below, the Company shall issue and sell to the Buyers and the Buyers shall purchase from the Company an aggregate of $12 million of Convertible Notes, in the respective amounts set forth opposite each Buyer's name on the Schedule of Buyers (the "Closing"). On the Closing Date (as defined below) the Company shall deliver to each Buyer a Convertible Note in the principal amount which such Buyer is then purchasing (as indicated opposite such Buyer's name on the Schedule of Buyers), duly executed on behalf of the Company and registered in the name of such Buyer or its designee.

                            b.  Closing  Date.  The date and time of the Closing
(the "Closing Date") shall be 10:00 a.m. Eastern Standard Time on January 12, 1999, subject to notification of satisfaction (or waiver) of the conditions to the Closing set forth in Sections 6 and 7 below (or such later date as is mutually agreed to by the Company and the Buyers). The Closing shall occur on the Closing Date at the offices of Schulte Roth & Zabel LLP, 900 Third Avenue, New York, New York 10022.

                            c. Form of Payment.  On the Closing Date, each Buyer
shall pay the Company for the principal face amount of the Convertible Notes to be issued and sold to such Buyer at the Closing, by wire transfer of immediately available funds in accordance with the Company's written wire instructions provided in writing to the Buyers at least two days prior to the Closing Date.

                            d. Warrants. In consideration of the purchase of the
Convertible Notes, the Company shall on the Closing Date issue and deliver to each Buyer, Warrants to purchase in the aggregate 300,000 additional shares of Common Stock in the respective amounts set forth opposite each Buyer's name on the Schedule of Buyers..

                  2.       BUYER'S REPRESENTATIONS AND WARRANTIES.

                  Each Buyer represents and warrants with respect to only itself that:

                            a. Investment Purpose.  Such Buyer (i) is purchasing
the Convertible Notes and the Warrants and (ii) upon conversion of the Convertible Notes and exercise of the Warrants, will acquire the Conversion Shares and Warrant Shares, respectively, then issuable for its own account for investment only and not with a present view towards or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered or exempted under the 1933 Act; provided, however, that by making the representations herein, such Buyer does not agree to hold any Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with or pursuant to a registration statement or an exemption under the 1933 Act. Buyer understands that Buyer must bear the economic risk of this investment until such time as the Securities may be registered for resale or an exemption from such registration is available and the Company has no present intention of registering such Securities other than as contemplated in the Registration Rights Agreement.

                            b.  Accredited  Investor  Status.  Such  Buyer is an
"accredited investor" as that term is defined in Rule 501(a) of Regulation D.

                            c Reliance  on  Exemptions.  Such Buyer  understands
that the Convertible Notes and Warrants are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and such Buyer's compliance with, the representations, warranties, agreements, acknowledgments and understandings of such Buyer set forth herein in order to determine the availability of such exemptions and the eligibility of such Buyer to acquire the Convertible Notes and the Warrants.

                            d. Information. Such Buyer and its advisors, if any,
have been furnished with or given access to all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Convertible Notes and the Warrants which have been specifically requested by such Buyer. Such Buyer and its advisors, if any, have been afforded the opportunity to ask questions of the Company and has received what Buyer believes to be satisfactory answers to such inquiries. Neither such inquiries nor any other due diligence investigations conducted by such Buyer or its advisors, if any, or its representatives shall modify, amend or affect such Buyer's right to rely on the Company's representations and warranties contained in Section 3 below. Buyer understands that Buyer's purchase of the Securities involves a high degree of risk. Buyer acknowledges that all documents available via the Securities and Exchange Commission's EDGAR document retrieval system as of the date hereof shall be deemed to have been available to Buyer.

                            e. No Governmental  Review.  Such Buyer  understands
that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Convertible Notes and the Warrants or the fairness or suitability of the investment in the Securities nor have such authorities passed upon or endorsed the merits of the offering of the Convertible Notes and the Warrants.

                            f. Transfer or Resale.  Such Buyer  understands that
except as provided in the Registration Rights Agreement: (i) Securities have not been and are not being registered under the 1933 Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (A) subsequently registered thereunder, (B) such Buyer shall have delivered to the Company an opinion of counsel, in a generally acceptable form, to the effect that such Securities to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration, or (C) such securities can be sold, assigned or transferred pursuant to Rule 144 promulgated under the 1933 Act (or a successor rule thereto) ("Rule 144"); (ii) any sale of such securities made in reliance on Rule 144 may be made only in accordance with the terms of Rule 144 and further, if Rule 144 is not applicable, any resale of such securities under circumstances in which the seller (or the person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the 1933 Act) may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC thereunder; and (iii) neither the Company nor any other person is under any obligation to register such securities under the 1933 Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder. The Company may issue stop transfer instructions in the event that a Buyer fails to comply with the provisions hereof.

                            g.  Legends.   Such  Buyer   understands   that  the
certificates or other instruments representing the Convertible Notes and the Warrants, and, until such time as the sale of the Conversion Shares and the Warrant Shares have been registered under the 1933 Act as contemplated by the Registration Rights Agreement, the stock certificates representing the Conversion Shares and the Warrant Shares, except as set forth below, shall bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of such stock certificates):

         THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE OFFERED FOR SALE, SOLD, OR OTHERWISE TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL, IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR APPLICABLE STATE SECURITIES LAWS OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT.

The legend set forth above shall be removed and the Company shall issue a certificate without such legend to the holder of any Securities upon which it is stamped, if (i) any such Securities are registered for sale under the 1933 Act,
(ii) in connection with a sale transaction, such holder provides the Company with an opinion of counsel, in a generally acceptable form, to the effect that a public sale, assignment or transfer of any of the Securities may be made without registration under the 1933 Act, or (iii) any of the Securities can be sold pursuant to Rule 144 without any restriction as to the number of securities acquired as of a particular date that can then be immediately sold. Each Buyer acknowledges, covenants and agrees to sell any of the Securities represented by a certificate(s) from which the legend has been removed, only pursuant to (i) a registration statement effective under the 1933 Act, or (ii) advice of counsel that such sale is exempt from registration required by Section 5 of the 1933 Act. In the event the above legend is removed from any of the Securities, the Company may, upon reasonable advance notice to the holder, require that the above legend be placed on any of the Securities that cannot then be sold pursuant to an effective registration statement or Rule 144(k) under the 1933 Act (or any successor rule thereto).

                            h.  Authorization;  Enforcement.  This Agreement has
been duly and validly authorized, executed and delivered on behalf of such Buyer and is a valid and binding agreement of such Buyer enforceable in accordance with its terms, subject as to enforceability to general principles of equity and to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors' rights and remedies.

                           i.  Residency.  Such  Buyer  is a  resident  of  that
country specified in the Schedule of Buyers.

                  3.       REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

                           The Company  represents  and  warrants to each of the
Buyers that:

                            a. Organization and  Qualification.  The Company and
its subsidiaries (a complete list of which is set forth in Schedule 3(a)) are corporations duly organized and validly existing in good standing under the laws of the jurisdiction in which they are incorporated, and have the requisite corporate power to own their properties and to carry on their business as now being conducted. Each of the Company and its subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not have a Material Adverse Effect. Communicate Direct, Inc., a subsidiary of the Company, does not (i) own any material assets, (ii) have any liabilities or (iii) conduct any business or operations; and any absence of good standing with respect to such subsidiary of the Company will not have a Material Adverse Effect. "Material Adverse Effect" means any material adverse effect on (i) the business, properties, operations, condition (financial or otherwise), results of operations or prospects of the Company or its subsidiaries, individually or taken as a whole, (ii) on the ability of the Company to perform its obligations hereunder, under the Convertible Notes or under the agreements or instruments to be entered into or filed in connection herewith or therewith, or (iii) the Securities.

                            b. Authorization; Enforcement; Compliance with Other
Instruments. (i) The Company has the requisite corporate power and authority to enter into and perform its obligations under this Agreement and the Registration Rights Agreement, to issue, sell and perform its obligations with respect to the Convertible Notes and the Warrants in accordance with the terms hereof, the Convertible Notes and the Warrants, as applicable, and to issue the Conversion Shares and the Warrant Shares upon conversion of the Convertible Notes and the exercise of the Warrants, respectively, in accordance with the Convertible Notes and the Warrants, respectively, (ii) the execution and delivery of this Agreement, the Convertible Notes, the Warrants and the Registration Rights Agreement by the Company and the consummation by it of the transactions contemplated hereby and thereby, including, without limitation, the issuance of the Convertible Notes and the Warrants and the reservation for issuance and the issuance of the Conversion Shares issuable upon conversion of the Convertible Notes and the Warrant Shares upon exercise of the Warrants have been duly authorized by the Company's Board of Directors and no further consent or authorization is required by the Company, its Board of Directors or its stockholders, (iii) this Agreement, the Registration Rights Agreement, the Convertible Notes and the Warrants have been duly executed and delivered by the Company, and (iv) this Agreement, the Registration Rights Agreement, the Convertible Notes and the Warrants constitute the valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of creditors' rights and remedies.

                            c.  Capitalization and Indebtedness.  As of the date
hereof, the authorized capital stock of the Company consists of 25,000,000 shares of Common Stock, of which as of December 31, 1998, 8,631,087 shares were issued and outstanding, and four (4) million shares of Preferred Stock par value $.01 per share (the "Preferred Stock"), of which as of the date hereof, 10,252 shares of Series B Preferred Stock and 7,625 shares of Series C Preferred Stock were issued and outstanding. All of such outstanding shares have been validly issued and are fully paid and nonassessable. Except as disclosed in Schedule 3(c), no shares of Common Stock or Preferred Stock are subject to preemptive rights or any other similar rights or any liens or encumbrances suffered or permitted by the Company. Except as disclosed in Schedule 3(c), as of the date hereof, (i) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company or any of its subsidiaries, or contracts, commitments, understandings or arrangements by which the Company or any of its subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its subsidiaries or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company or any of its subsidiaries, (ii) there are no outstanding debt securities, notes, credit agreements, or other agreements, documents or instruments evidencing indebtedness of the Company or any of its subsidiaries or by which the Company or any of its subsidiaries is or may become bound and (iii) there are no agreements or arrangements under which the Company or any of its subsidiaries is obligated to register the sale of any of their securities under the 1933 Act (except the Registration Rights Agreement). Except as disclosed in Schedule 3(c), there are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance of any of the Securities as described in this Agreement. The Company has furnished to the Buyer true and correct copies of the Company's Certificate of Incorporation, as amended and as in effect on the date hereof (the "Certificate of Incorporation"), and the Company's By-laws, as in effect on the date hereof (the "By-laws"), and the terms of all securities convertible into or exercisable for Common Stock and the material rights of the holders thereof in respect thereto.

                            d. Issuance of  Securities.  The Securities are duly
authorized and, upon issuance in accordance with the terms hereof, the Convertible Notes and the Warrants shall be (i) validly issued, fully paid and non-assessable, (ii) free from all taxes, liens and charges with respect to the issue thereof and shall not be subject to preemptive rights or other similar rights of stockholders of the Company and (iii) entitled to the rights and preferences set forth in the Convertible Notes and the Warrants, respectively. Not less than 1,717,587 shares of Common Stock have been duly authorized and reserved for issuance upon conversion of the Convertible Notes and exercise of the Warrants. Upon conversion or exercise in accordance with the Convertible Notes and the Warrants, as applicable, the Conversion Shares and Warrant Shares will be validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof, with the holders being entitled to all rights accorded to a holder of Common Stock.

                            e.  No  Conflicts.   The  execution,   delivery  and
performance of this Agreement, the Registration Rights Agreement, the Convertible Notes and the Warrants by the Company, and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Securities) will not (i) result in a violation of the Certificate of Incorporation, any Certificate of Designations, Preferences and Rights of any outstanding series of Preferred Stock of the Company or By-laws or (ii) except as disclosed in Schedule 3(e), violate or conflict with, or result in a breach of any provision of, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any material agreement, indenture or instrument to which the Company or any of its subsidiaries is a party, or result in a violation of any law, rule, regulation, order, judgment or decree (including U.S. federal and state securities laws and regulations and the rules and regulations of the principal market or exchange on which the Common Stock is traded or listed) applicable to the Company or any of its subsidiaries or by which any property or asset of the Company or any of its subsidiaries is bound or affected. Neither the Company nor its subsidiaries is in violation of any material term of or in default under its Certificate of Incorporation, any Certificate of Designations, Preferences and Rights of any outstanding series of Preferred Stock of the Company or By-laws or their organizational charter or by-laws, respectively, or in violation of any term of or in default under any material contract, agreement, mortgage, indebtedness, indenture, instrument, judgment, decree or order or any statute, rule or regulation applicable to the Company or its subsidiaries. The business of the Company and its subsidiaries is not being conducted, in violation of any law, ordinance or regulation of any governmental entity. Except as specifically contemplated by this Agreement and as required under the 1933 Act, the Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental or regulatory or self-regulatory agency in order for it to execute, deliver or perform any of its obligations under or contemplated by this Agreement, the Convertible Notes, the Registration Rights Agreement or the Warrants in accordance with the terms hereof or thereof. Except as disclosed in
Schedule 3(e), all consents, authorizations, orders, filings and registrations which the Company is required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the date hereof. The Company is not in violation of the listing requirements of the American Stock Exchange (the "AMEX") or, if applicable, the Nasdaq National Market and does not reasonably anticipate that the Common Stock will be delisted by the AMEX or the Nasdaq National Market in the foreseeable future. The Company and its subsidiaries are unaware of any facts or circumstances which might give rise to any of the foregoing.

                            f.  SEC  Documents;   Financial  Statements.   Since
October 1, 1996 and except as provided on Schedule 3(f), the Company has filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the
Securities Exchange Act of 1934, as amended (the "1934 Act") (all of the foregoing filed prior to the date hereof and all exhibits included therein and financial statements and schedules thereto and documents incorporated by reference therein being hereinafter referred to as the "SEC Documents"). The Company (i) has delivered or made available to each Buyer or its representative true and complete copies of the SEC Documents as each Buyer or its representative has requested from the Company and (ii) agrees to deliver or make available to each Buyer or its representative true and complete copies of any additional SEC Documents, upon request. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the 1934 Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. As of their respective dates, the financial statements of the Company included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles, consistently applied during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). No other information provided by or on behalf of the Company to the Buyer which is not included in the SEC Documents, including, without limitation, information referred to in Section 2(d) of this Agreement, contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they are or were made, not misleading. The Company has not provided and will not provide to any Buyer any material non-public information which, according to applicable law, rule or regulation should have been disclosed publicly by the Company but which has not been so disclosed as of the date hereof.

                            g. Absence of Certain  Changes.  Except as expressly
set forth in Schedule 3(g) and the draft Form 10-K of the Company for the year ended September 30, 1998 which is attached to said Schedule 3(g), since October 1, 1997, there has been no material adverse change and no material adverse development in the business, properties, operations, condition (financial or otherwise), results of operations or prospects of the Company and its subsidiaries individually or taken as a whole. The Company has not taken any steps, and does not currently expect to take any steps, to seek protection pursuant to any bankruptcy law nor does the Company or its subsidiaries have any knowledge or reason to believe that its creditors intend to initiate involuntary bankruptcy proceedings.

                            h.  Absence  of  Litigation.  Except as set forth in
Schedule 3(h), there is no action,  suit,  proceeding,  inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the Company or any of its subsidiaries, threatened against or affecting the Company or its subsidiaries or their respective directors or officers, or the Common Stock, wherein an unfavorable decision, ruling or finding would individually or in the aggregate have a Material Adverse Effect. Schedule 3(h) contains a complete list and summary description of any pending, or to the knowledge of the Company, threatened proceeding against or affecting the Company or any of its subsidiaries involving a claim exceeding $50,000 , without regard to whether it could have a Material Adverse Effect.

                            i. Acknowledgment  Regarding Buyers' Purchase of the
Securities. The Company acknowledges and agrees that each of the Buyers is acting solely in the capacity of arm's length purchaser with respect to this Agreement and the transactions contemplated hereby. The Company further acknowledges that each Buyer is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement and the transactions contemplated hereby and any advice given by any of the Buyers or any of their respective representatives or agents in connection with this Agreement and the transactions contemplated hereby is merely incidental to such Buyer's purchase of the Convertible Notes. The Company further represents to each Buyer that the Company's decision to enter into this Agreement has been based solely on the independent evaluation by the Company and its representatives.

                            j. No General Solicitation. Neither the Company, nor
any of its affiliates, nor any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the 1933 Act) in connection with the offer or sale of any of the Securities offered hereby.

                            k. No Integrated Offering.  Neither the Company, nor
any of its affiliates, nor any person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of any of the Securities under the 1933 Act or cause the offering of any of the Securities to be integrated with prior offerings by the Company for purposes of the 1933 Act or any applicable stockholder approval provisions, including, without limitation, under the rules and regulations of the AMEX or National Association of Securities Dealers Automated Quotations ("NASDAQ").

                            l. Employment  Matters;  ERISA Matters.  The Company
and its subsidiaries are in compliance with all federal, state, local and foreign laws and regulations respecting employment and employment practices, terms and conditions of employment and wages and hours except where failure to be in compliance would not have a Material Adverse Effect. There are no pending investigations involving the Company or any of its subsidiaries by the U.S. Department of Labor or any other governmental agency responsible for the enforcement of such federal, state, local or foreign laws and regulations. There is no unfair labor practice charge or complaint against the Company or any of its subsidiaries pending before the National Labor Relations Board or any strike, picketing, boycott, dispute, slowdown or stoppage pending or threatened against or involving the Company or any of its subsidiaries. Except as set forth in Schedule 3(l), no representation question exists respecting the employees of the Company or any of its subsidiaries, and no collective bargaining agreement or modification thereof is currently being negotiated by the Company or any of its subsidiaries. No grievance or arbitration proceeding is pending under any expired or existing collective bargaining agreements of the Company or any of its subsidiaries. No material labor dispute with the employees of the Company or any of its subsidiaries exists or, to the knowledge of the Company, is imminent. The Company has no employee benefit plans subject to the Employee Retirement Income Security Act of 1974, as amended.

                            m. Intellectual Property Rights. The Company and its
subsidiaries own or possess the requisite rights or licenses to use all trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, inventions, licenses, approvals, governmental authorizations, trade secrets and rights (collectively "Intellectual Property Rights") necessary to conduct their respective businesses as now conducted and as presently contemplated to be operated in the future. None of the Intellectual Property Rights or other intellectual property rights have expired or terminated, or are expected to expire or terminate in the near future. The Company and its subsidiaries do not have any knowledge of any event, fact or circumstance relating to (i) any infringement by the Company or its subsidiaries of any trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, inventions, licenses, approvals, governmental authorizations, trade secrets or other similar rights of others, or of any such development of similar or identical trade secrets or technical information by others or (ii) any person or entity now infringing any Intellectual Property Rights or other similar rights or any such development of similar or identical trade secrets or technical information owned or used by the Company or any of its subsidiaries and, except as set forth on
Schedule 3(m), there is no claim, action or proceeding being made or brought against, or to the Company's knowledge, being threatened against, the Company or its subsidiaries regarding any trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, inventions, licenses, approvals, governmental authorizations, trade secrets or other similar rights of others, or of any such development of similar or identical trade secrets or technical information by others or (ii) any person or entity now infringing any Intellectual Property Rights or other similar rights or any such development of similar or identical trade secrets or other infringement; and the Company and its subsidiaries are unaware of any facts or circumstances which might give rise to any of the foregoing. The Company and its subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of all of their Intellectual Property Rights.

                            n.  Environmental  Laws.  (i)  The  Company  and its
subsidiaries (A) are in compliance with any and all Environmental Laws, (B) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses, and (C) are in compliance with all terms and conditions of any such permit, license or approval. With respect to the Company and/or its subsidiaries (A) there are no past or present releases of any material into the environment, actions, activities, circumstances, conditions, events, incidents, or contractual obligations which may give rise to any common law environmental liability or any liability under any Environmental Law and (B) neither the Company nor any of its subsidiaries has received any notice with respect to the foregoing, nor is any action pending or to the Company's knowledge, threatened in connection with the foregoing. The term "Environmental Laws" means all federal, state, local or foreign laws relating to pollution or protection of human health or the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata), including, without limitation, laws relating to emissions, discharges, releases or threatened releases of chemicals, pollutants, contaminants, or toxic or hazardous substances or wastes (collectively, "Hazardous Materials") into the environment, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials, as well as all authorizations, codes, decrees, demands or demand letters, injunctions, judgments, licenses, notices or notice letters, orders, permits, plans or regulations issued, entered, promulgated or approved thereunder.

                  (ii) Other than those that are or were stored, used or disposed of in compliance with applicable law, no Hazardous Materials are contained on or about any real property currently owned, leased or used by the Company or any of its Subsidiaries, and no Hazardous Materials were released on or about any real property previously owned, leased or used by the Company or any of its subsidiaries during the period the property was owned, leased or used by the Company or any of its subsidiaries.

                  (iii) Except as set forth in Schedule 3(n), there are no underground storage tanks on or under any real property owned, leased or used by the Company or any of its subsidiaries that are not in compliance with applicable law.

                            o. Title. The Company and its subsidiaries have good
and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them which is material to the business of the Company and its subsidiaries, in each case free and clear of all liens, encumbrances and defects except such as are described in Schedule 3(o) or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and its subsidiaries. Any real property and facilities held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries.

                            p.   Insurance.   The   Company   and  each  of  its
subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as is prudent and customary in the businesses in which the Company and its subsidiaries are engaged. Neither the Company nor any such subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not individually or in the aggregate have a Material Adverse Effect.

                            q. Regulatory Permits;  Compliance.  The Company and
its subsidiaries possess all franchises, grants, authorizations, licenses permits, easements, consents, certificates, approvals and orders necessary to own, lease and operate its properties and to conduct their respective businesses as currently being conducted (collectively, the "Company Permits"). There is no action pending, or to the knowledge of the Company, threatened regarding the suspension or cancellation of any of the Company Permits. Neither the Company nor any of its subsidiaries is in conflict with, or in default or violation of, any of the Company Permits. Neither the Company nor any of its subsidiaries has received any notification with respect to possible conflicts, defaults, or violations of applicable laws.

                            r.  Internal  Accounting  Controls.  The Company and
each of its subsidiaries maintain a system of internal accounting controls sufficient, in the judgment of the Company's board of directors, to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability,
(iii) access to assets is permitted only in accordance with management's general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                            s. No Materially Adverse Contracts, Etc. Neither the
Company nor any of its subsidiaries is subject to any charter, corporate or other legal restriction, or any judgment, decree, order, rule or regulation which in the reasonable judgment of the Company's officers has or is expected in the future individually or in the aggregate to have a Material Adverse Effect. Neither the Company nor any of its subsidiaries is a party to any contract or agreement which in the reasonable judgment of the Company's officers has or based upon past, current or reasonably foreseeable circumstances is expected to have a Material Adverse Effect.

                            t. Tax Status. Except as set forth on Schedule 3(t),
the Company and each of its subsidiaries has made or filed all federal, state and foreign income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject (unless and only to the extent that the Company and each of its subsidiaries has set aside on its books provisions reasonably adequate for the payment of all unpaid and unreported taxes) and has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and has set aside on its books provision reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim. The Company has not executed a waiver with respect to the statute of limitations relating to the assessment or collection of any foreign, federal, state or local tax.. The Company has not been notified that any of its tax returns is currently being audited by any taxing authority.

                            u.  Certain  Transactions.  Except  as set  forth on
Schedule 3(u) and except for arm's length transactions pursuant to which the Company makes payments in the ordinary course of business upon terms no less favorable than the Company could obtain from third parties and other than the grant of stock options disclosed on Schedule 3(c), none of the officers, directors or employees of the Company is presently a party to any transaction with the Company (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any corporation, partnership, trust or other entity in which any officer, director or any such employee has a substantial interest or is an officer, director, trustee or partner.

                            v. S-3 Registration.  Except as provided on Schedule
3(v), the Company is currently eligible to register securities, including the resale of Conversion Shares and the Warrant Shares, on a registration statement on Form S-3 under the 1933 Act.

                            w.  Disclosure.   All  information  relating  to  or
concerning the Company or any of its subsidiaries set forth in this Agreement and provided to the Buyer pursuant to Section 2(d) hereof and otherwise in connection with the transactions contemplated hereby is true and correct in all material respects and the Company has not omitted to state any material fact necessary in order to make the statements made herein or therein, in light of the circumstances under which they were made, not misleading. No event or circumstance has occurred or information exists with respect to the Company or any of its subsidiaries or its or their business, properties, operations or financial conditions, which, under applicable law, rule or regulation, requires public disclosure or announcement by the Company but which has not been so publicly announced or disclosed (assuming for this purpose that the Company's reports filed under the 1934 Act are being incorporated into an effective registration statement filed by the Company under the 1933 Act). The Company has not provided any Buyer with any material non-public information nor any projections or assurance regarding the future financial performance of the Company.

                            x.  No  Qualified  Opinion.   The  Company  has  not
received an opinion, report or letter from its auditors qualified in any respect, including as to the Company's ability to proceed as a going concern in connection with the Company's financial statements for the fiscal year ended September 30, 1998 and provided that the transactions contemplated hereby are consummated, does not anticipate or know of any basis upon which its auditors might issue any such opinion, report or letter.

                            y. Investment Company Status. The Company is not and
upon consummation of the sale of the Securities will not be an "investment company," a company controlled by an "investment company" or an "affiliated person" of, or "promoter" or "principal underwriter" for, an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended.

                            z. Foreign  Corrupt  Practices.  Neither the Company
nor any of its subsidiaries, nor any director, officer, agent, employee or other person acting on behalf of the Company or any subsidiary has, in the course of his actions for, or on behalf of, the Company used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977; or made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

                            aa. Year 2000. Any reprogramming  required to permit
the proper functioning, in and following the year 2000, of the Company's and its subsidiaries' (i) computer systems and (ii) equipment containing embedded microchips (including systems and equipment supplied by others to the Company or with which are sold as an integral part of Company's or any of its subsidiaries' systems) and the testing of such systems and equipment, as so reprogrammed will be completed by September 30, 1999. The cost to the Company and its subsidiaries of such reprogramming and testing and of the reasonably foreseeable consequences of year 2000 to the Company and its subsidiaries with respect to the matters referred to in the previous sentence (including without limitation, reprogramming errors and the failure of systems or equipment supplied by others to the Company or which are sold as an integral part of the Company's or any of its subsidiaries' systems) will not have a Material Adverse Effect. Except for the reprogramming referred to herein as may be necessary, the computer and management information systems of the Company and each of its subsidiaries are and, with ordinary course upgrading and maintenance, will continue to be, sufficient to permit the Company and each subsidiary to conduct its business without a Material Adverse Effect.


                  4.       COVENANTS AND AGREEMENTS.

                            a.  Best  Efforts.  Each  party  shall  use its best
efforts timely to satisfy each of the conditions to be satisfied by it as provided in Sections 6 and 7 of this Agreement.

                            b. Form D. The Company  agrees to file a Form D with
respect to the Securities as required under Regulation D and to provide a copy thereof to each Buyer promptly after such filing. The Company shall, on or before the Closing Date, take such action as the Company shall reasonably determine is necessary to qualify the Securities for, or obtain exemption for the Securities for, sale to the Buyers at the Closing pursuant to this Agreement under applicable securities or "Blue Sky" laws of the states of the United States, and shall provide evidence of any such action so taken to the Buyers on or prior to the Closing Date.

                            c.  Reporting  Status.  Until the earlier of (i) six
months after the date as of which the Investors (as that term is defined in the Registration Rights Agreement) may sell all of the Conversion Shares and Warrant Shares without restriction pursuant to Rule 144(k) promulgated under the 1933 Act (or successor thereto) or (ii) the date which is six months after the date on which none of the Convertible Notes or Warrants are outstanding (the "Registration Period"), the Company (x) shall timely file all reports required to be filed with the SEC pursuant to the 1934 Act, and the Company shall not terminate its status as an issuer required to file reports under the 1934 Act even if the 1934 Act or the rules and regulations thereunder would otherwise permit such termination and (y) will use its best efforts and take all necessary action to maintain its ability and eligibility to register securities on Form S-3.

                            d.  Use  of  Proceeds.  The  Company  will  use  the
proceeds from the sale of the Convertible Notes and Warrants for working capital and general corporate purposes and shall not otherwise, directly or indirectly, use such proceeds for any loan to or investment in any other corporation, partnership, enterprise or other person (except in connection with its direct or indirect subsidiaries).

                            e. Financial Information. The Company agrees to file
all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the 1934 Act. The financial statements of the Company will be prepared in accordance with generally accepted accounting principles, consistently applied, and will fairly present in all material respects the consolidated financial position of the Company and its consolidated subsidiaries and results of their operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). The Company agrees to send the following to each Investor (as that term is defined in the Registration Rights Agreement) during the Registration Period: (i) within fifteen (15) days after the filing thereof with the SEC, a copy of its Annual Reports on Form 10-K, its Quarterly Reports on Form 10-Q, any Current Reports on Form 8-K and any registration statements or amendments filed pursuant to the 1933 Act; (ii) within five (5) days after release thereof, copies of all press releases issued by the Company or any of its subsidiaries; and (iii) copies of any notices and other information made available or given to the stockholders of the Company generally, contemporaneously with the making available or giving thereof to the stockholders.

                            f. Reservation of Shares. The Company shall take all
action necessary to at all times have authorized, and reserved for the purpose of issuance, no less than the number of shares of Common Stock necessary to provide for the issuance of the Conversion Shares and Warrant Shares upon conversion of the Convertible Notes and the exercise of the Warrants, respectively, in accordance with the terms of this Agreement, the Convertible Notes and the Warrants; provided that the number of shares of Common Stock so reserved shall initially be 1,717,587 and if the Common Share Limit (as defined in the Convertible Notes) is no longer applicable as set forth in Section 3(a) of the Convertible Notes, shall at no time be less than 200% of the number of shares of Common Stock necessary to provide for issuance of the Conversion Shares and the Warrant Shares, upon conversion of the Convertible Notes and exercise of the Warrants, respectively, in accordance with the terms of this Purchase Agreement, the Convertible Notes and the Warrants.

                            g. Listing.  The Company shall  promptly  secure the
listing of the Conversion Shares and Warrant Shares upon the AMEX or the Nasdaq National Market ("Nasdaq") (subject to official notice of issuance) and shall maintain, so long as Buyer owns any of the Securities, the listing of all Conversion Shares and Warrant Shares from time to time issuable under the terms of this Agreement, the Convertible Notes and the Warrants on each national securities exchange and automated quotation system (including the AMEX and the Nasdaq National Market System and Nasdaq SmallCap), if any, upon which shares of Common Stock are then listed. The Company shall promptly provide to each Buyer copies of any notices it receives from AMEX or NASDAQ regarding the continued eligibility of the Common Stock for listing on AMEX or Nasdaq or other principal exchange or quotation system on which the Common Stock is listed or traded except to the extent that such notices would constitute material non-public information which, according to applicable law, rule or regulation should have been disclosed publicly by the Company but which has not been so disclosed as such date. The Company shall pay all fees and expenses in connection with satisfying its obligations under this Section 4(g).

                            h.  Expenses.  Each of the  Company  and the  Buyers
shall each pay its respective costs and expenses incurred by such party in connection with the negotiation, investigation, preparation, execution, delivery and performance of this Agreement or the Convertible Notes, the Warrants and the Registration Rights Agreement; provided, that at the Closing as the Buyers may request, the Company shall reimburse the Buyers for Buyers' accountable attorneys' fees and expenses incurred in connection with the preparation of this Agreement, the Convertible Notes, the Warrants and the Registration Rights Agreement up to an aggregate of $50,000. In addition to the foregoing, the Company agrees to pay on demand (i) all reasonable costs and expenses (including, without limitation, reasonable fees and expenses of counsel to the Buyers) incurred by the Buyers in connection with the enforcement of the Buyer's rights and/or the collection of all amounts due under this Agreement, the Warrants, the Registration Rights Agreement or the Notes.

                           i.       Additional Issuances of Securities.

                            (a)  Right  of First  Refusal.  If at any time on or
before the earlier of (i) the six-month anniversary of the Closing Date and (ii) the time that the Buyers no longer hold any Convertible Notes or Warrants, the Company shall desire to issue any Common Stock or any security convertible, exchangeable or exercisable for Common Stock or any other right to acquire any Common Stock (the "Convertible Securities") pursuant to Section 4(2) of the 1933 Act or an offering under Regulation D or Regulation S of the 1933 Act or in any other private placement in any such case with an acquisition price for each share of Common Stock that is proposed to be less than the Market Price (as defined in the Convertible Notes) of the Common Stock on the date of such issuance (other than pursuant to Company authorized stock option plans or future equity financing whereby Common Stock or Convertible Securities are issued to any person or entity which has or is proposed to have a material business, technology or commercial relationship with the Company in addition to any equity financing provided by such person or entity), then the Company shall first comply with the terms of this Section 4(i).

                            (b) Notice  Requirements.  The Company shall notify,
or cause to be notified, the Buyers not less than twenty (20) business days prior to the time the Company intends to consummate such issuance (the "Issuance Notice"). The Issuance Notice shall set forth all of the terms of such proposed issuance.

                            (c) Exercise of Right of First Refusal. The right of
first refusal provided for in this Section 4(i) may be exercised by the Buyers by delivery of a written notice to the Company (the "Exercise Notice"), within ten (10) business days following receipt of the Issuance Notice (the "Refusal Period"). The Exercise Notice shall state that the Buyers agree to purchase all or any specified part of the proposed issuance of such Common Stock or Convertible Securities on terms substantially equal to the terms set forth in the Issuance Notice.

                            (d) Right to Issue  Securities.  After expiration of
the Refusal Period, if the provisions of this Section 4(i) have been complied with in all respects by the Company and no Exercise Notice has been given, or if given, the Buyers have not agreed to purchase all of the securities set forth in the Issuance Notice, the Company shall have the right for forty-five (45) calendar days following the termination of the Refusal Period to issue such securities, or any portion thereof not being purchased by the Buyers, specified in the Issuance Notice on the terms described in the Issuance Notice without further notice to the Buyers, but after such forty-five (45) calendar days, no such issuance may be made without again giving notice to the Buyers and complying with all of the requirements of this Section 4(i).

                            (e) For so long as any Buyer  beneficially  owns any
Securities, the Company will not issue any Convertible Notes other than to the Buyers as contemplated hereby.

                            j.  Dilutive  Effect.  The Company  understands  and
acknowledges that the number of Conversion Shares and Warrant Shares issuable upon conversion of the Convertible Notes and exercise of the Warrants, respectively, will increase in certain circumstances. The Company further acknowledges and agrees that its obligation to issue Conversion Shares and Warrant Shares upon conversion of the Convertible Notes and exercise of the Warrants, respectively, in accordance with this Agreement, the Convertible Notes, and the Warrants, as applicable, is absolute and unconditional regardless of the dilutive effect that such issuance may have on the ownership interests of other stockholders of the Company.

                            k. Disclosure.  From and after the date hereof,  the
Company will not provide to any Buyer any material non-public information which, according to applicable law, rule or regulation should be disclosed publicly by the Company but which has not been so disclosed.

                            l.  Corporate  Existence.   So  long  as  any  Buyer
beneficially owns any Securities, the Company shall maintain its corporate existence in good standing under the laws of the jurisdiction in which it is incorporated and shall not sell all or substantially all of the Company's assets, except in the event of a merger or consolidation or sale of all or substantially all of the Company's assets, where the surviving or successor entity in such transaction either (i) repays the Convertible Notes in full in accordance with the terms of the Convertible Notes applicable to such transaction or (ii) (A) assumes the Company's obligations hereunder and under the agreements and instruments entered into or filed in connection herewith and
(B) is a publicly traded corporation whose Common Stock is listed for trading on AMEX, Nasdaq NMS or NYSE.

                            m. Solvency;  Compliance with Law. The Company (both
before and after giving effect to the transactions contemplated by this Agreement) is solvent (i.e., its assets have a fair market value in excess of the amount required to pay its probable liabilities on its existing debts as they become absolute and matured) and currently the Company has no information that would lead it to reasonably conclude that the Company would not have, nor does it intend to take any action that would impair, its ability to pay its debts from time to time incurred in connection therewith as such debts mature. The Company will conduct its business in compliance with all applicable laws, rules, ordinances and regulations of the jurisdictions in which it is conducting business, including, without limitation, all applicable local, state and federal environmental laws and regulations the failure to comply with which would have a Material Adverse Effect.

                            n. Insurance.  The Company shall maintain liability,
casualty and other insurance (subject to customary deductions and retentions) with responsible insurance companies against such risk of the types and in the amounts customarily maintained by companies of comparable size to the Company.

                            o. No Integration.  The Company will not conduct any
future offering that will be integrated with the issuance of the Securities for purposes of the rules promulgated by the SEC or AMEX.

                            p. Year 2000. Take all actions reasonably  necessary
to assure that the Company's and its subsidiaries' computer systems and equipment containing embedded microchips (including systems and equipment supplied by others to the Company or which are sold as an integral part of the Company's or any of its subsidiaries' systems) will operate and effectively process data including datafields requiring references to dates on and after January 1, 2000 and the testing of such systems and equipment.


                  5.       TRANSFER AGENT INSTRUCTIONS.

                  The Company shall issue irrevocable instructions to its transfer agent (in the form attached hereto as Exhibit D) to issue certificates, or at a Buyer's request, to electronically issue such shares (e.g., through DWAC or DTC), registered in the name of each Buyer or its respective nominee(s), for the Conversion Shares or Warrant Shares in such amounts as specified from time to time by each Buyer to the Company in accordance with the terms of and upon conversion of the Convertible Notes or exercise of the Warrants, respectively (the "Irrevocable Transfer Agent Instructions"). Prior to registration of the Conversion Shares and Warrant Shares under the 1933 Act, such certificates shall bear the restrictive legend specified in Section 2(g) of this Agreement. The Company warrants that no instruction with respect to the Securities other than
(i) the Irrevocable Transfer Agent Instructions referred to in this Section 5, and (ii) stop transfer instructions (a) to give effect to Section 2(f) hereof (in the case of the Conversion Shares and Warrant Shares, prior to registration of the Conversion Shares and Warrant Shares under the 1933 Act), (b) to comply with any SEC or court order, or (c) to suspend use of a then effective registration statement in the event an amendment or supplement thereto is necessary, will be given by the Company to its transfer agent and that the Securities shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this Agreement, the Registration Rights Agreement, the Convertible Notes and the Warrants. Nothing in this
Section 5 shall affect in any way each Buyer's obligations and agreement to comply with all applicable securities laws upon resale of any of the Securities. If a Buyer provides the Company with an opinion of counsel, reasonably satisfactory in form and substance to the Company, that registration of a resale by such Buyer of any of the Securities is not required under the 1933 Act, the Company shall permit the transfer, and, in the case of the Conversion Shares or Warrant Shares, promptly instruct its transfer agent to issue one or more certificates in such name and in such denominations as specified by such Buyer. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Buyers by vitiating the intent and purpose of the transaction contemplated hereby. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Section 5 will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Section 5, that the Buyers shall be entitled, in addition to all other available remedies, to an injunction restraining any breach and requiring immediate issuance and transfer, without the necessity of showing economic loss and without any bond or other security being required.

                  6.       CONDITIONS TO THE COMPANY'S OBLIGATION TO SELL.

                  The obligation of the Company hereunder to issue and sell the Convertible Notes and Warrants to each Buyer at the Closing is subject to the satisfaction, with respect to each Buyer, at or before the Closing Date, of each of the following conditions, provided that these conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion:

                            a. Such Buyer shall have executed this Agreement and
the Registration Rights Agreement and delivered the same to the Company.

                            b. Such Buyer  shall have  delivered  to the Company
the purchase price for the Convertible Notes being purchased by such Buyer at the Closing by wire transfer of immediately available funds pursuant to the wire instructions provided by the Company.

                            c. The  representations and warranties of such Buyer
shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date), and such Buyer shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by such Buyer at or prior to the Closing Date.

                  7.       CONDITIONS TO EACH BUYER'S OBLIGATION TO PURCHASE.

                  The obligation of each Buyer hereunder to purchase the Convertible Notes and Warrants at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for each Buyer's sole benefit and may be waived by such Buyer at any time in its sole discretion:

                            a. The Company shall have  executed this  Agreement,
the Convertible Notes and the Registration Rights Agreement, and delivered the same to such Buyer.

                            b. The Common  Stock shall be listed and  authorized
for trading on the AMEX or the Nasdaq National Market, trading in the Common Stock issuable upon conversion of the Convertible Notes and exercise of the Warrants to be traded on the AMEX or the Nasdaq National Market shall not have been suspended by the SEC or the AMEX or Nasdaq.

                            c. The representations and warranties of the Company
shall be true and correct in all material respects (except to the extent that any of such representations and warranties is already qualified as to materiality in Section 3 above, in which case such representations and warranties shall be true and correct without further qualification) as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date) and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing Date. Such Buyer shall have received a certificate, executed by the Chief Financial Officer of the Company, dated as of the Closing Date, to the foregoing effect and as to such other matters as may be reasonably requested by such Buyer including, without limitation, an update as of the Closing Date regarding the representation contained in Section 3(c) above.

                            d. Each Buyer shall have received the opinion of the
Company's counsel dated as of the Closing Date, in form, scope and substance reasonably satisfactory to such Buyer and in substantially the form of Exhibit E attached hereto.

                           e. The Company  shall have  executed and delivered to
such Buyer the Warrants being purchased by such Buyer at the Closing.

                           f. The Board of Directors  of the Company  shall have
adopted the resolutions in substantially the form of Exhibit F attached hereto.

                            g. As of the Closing  Date,  the Company  shall have
reserved out of its authorized and unissued Common Stock, solely for the purpose of effecting the conversion of the Convertible Notes and the exercise of the Warrants, 1,717,587 shares of Common Stock to provide for the issuance of the Conversion Shares and Warrant Shares in accordance with the terms of this Agreement, the Convertible Notes and the Warrants.

                            h. The Irrevocable  Transfer Agent Instructions,  in
the form of Exhibit D attached hereto, shall have been delivered to and acknowledged in writing by the Company's transfer agent.

                            i. The  transactions  contemplated  hereby shall not
violate any law, regulation or order then in effect and applicable to Buyers or the Company.

                  8.       INDEMNIFICATION.

                            In  consideration  of  each  Buyer's  execution  and
delivery of this Agreement and acquiring the Securities hereunder and in addition to all of the Company's other obligations under this Agreement, the Company shall defend, protect, indemnify and hold harmless each Buyer and each other holder of Securities and all of their officers, directors, employees and agents (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the "Buyer
Indemnitees") from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Buyer Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys' fees and disbursements (the "Buyer Indemnified Liabilities"), incurred by any Buyer Indemnitee (and shall advance the same) as a result of, or arising out of, or relating to (a) subject to Section 9(i), any misrepresentation or breach of any representation or warranty made by the Company in this Agreement, the Convertible Notes, the Warrants, the Registration Rights Agreement or any other certificate, instrument or document contemplated hereby or thereby, (b) any breach of any covenant, agreement or obligation of the Company contained in this Agreement, the Convertible Notes, the Warrants or the Registration Rights Agreement or any other certificate, instrument or document contemplated hereby or thereby, or (c) the execution, delivery, performance or enforcement of this Agreement or any other instrument, document or agreement executed pursuant hereto by any of the Buyer Indemnitees, any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of the issuance of the Convertible Notes and Warrants or the status of such Buyer or holder of any of the Securities as an investor in the Company except to the extent that such Buyer Indemnified Liabilities are incurred directly as a result of a breach by such Buyer Indemnitee of any covenant, agreement or obligation of such Buyer Indemnitee contained in this Agreement. To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Buyer Indemnified Liabilities which is permissible under applicable law.

                  9.       GOVERNING LAW; MISCELLANEOUS.

                            a. Governing  Law. This Agreement  shall be governed
by and interpreted in accordance with the laws of the State of New York without regard to the principles of conflict of laws.

                            b.  Counterparts.  This Agreement may be executed in
two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. In the event any signature page is delivered by facsimile transmission, the party using such means of delivery shall cause four (4) additional original executed signature pages to be physically delivered to the other party within five (5) days of the execution and delivery hereof.

                            c. Headings.  The headings of this Agreement are for
convenience   of   reference   and  shall  not  form  part  of,  or  affect  the
interpretation of, this Agreement.

                            d. Severability.  If any provision of this Agreement
shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

                            e.  Entire  Agreement;  Amendments.  This  Agreement
supersedes all other prior oral or written agreements between the Buyers, the Company, their affiliates and persons acting on their behalf with respect to the matters discussed herein, and this Agreement and the documents referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor any Buyer makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be waived or amended other than by an instrument in writing signed by the party to be charged with enforcement.

                            f. Notices. Any notices,  consents, waivers or other
communications required or permitted to be given under the terms of this Agreement shall be in writing and will be deemed to have been delivered (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile;
(iii) three (3) days after being sent by U.S. certified mail, return receipt requested, or (iv) one (1) day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

                  If to the Company:

                           SoftNet Systems, Inc.
                           520 Logue Avenue
                           Mountain View, CA 94043
                           Telephone: (650) 962-7490
                           Facsimile: (650) 962-7488
                           Attention:  Chief Financial Officer

                  With a copy to:

                           Brobeck, Phleger & Harrison LLP
                           Two Embarcadero Place
                           2200 Geng Road
                           Palo Alto, CA  94303-0913
                           Telephone:  (650) 424-0160
                           Facsimile:   (650) 496-2777
                           Attention:    Thomas W. Kellerman, Esq.

                  If to the Transfer Agent:

                           Chase Mellon Shareholders Services LLC
                           111 Founders Plaza, Suite 1100
                           East Hartford, CT  06108
                           Telephone: (860) 282-3500
                           Facsimile: (860) 528-6472
                           Attention:   Compliance Department

                  If to a Buyer, to its address and facsimile number on the Schedule of Buyers, with copies to such Buyer's counsel as set forth on the Schedule of Buyers. Each party shall provide five (5) days' prior written notice to the other party of any change in address or facsimile number.

                            g.  Successors and Assigns.  This Agreement shall be
binding upon and inure to the benefit of the parties and their respective successors and assigns, including any purchasers of the Securities. The Company shall not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Buyers, except pursuant to a Major Transaction (as defined in the Convertible Notes) with respect to which the Company is in compliance with the Convertible Notes. A Buyer may assign some or all of its rights hereunder without the consent of the Company, provided, however, that (i) any such assignment shall not release such Buyer from its obligations hereunder unless such obligations are assumed by such assignee and the Company has consented to such assignment and assumption, (ii) no Buyer may assign its rights hereunder in a manner that would cause the offering of Securities hereunder to be required to be registered under the 1933 Act and (iii) no Buyer may knowingly assign the Convertible Notes to a then existing competitor of the Company known to the Buyer.

                            h. No Third Party  Beneficiaries.  This Agreement is
intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

                            i. Survival.  The  representations and warranties of
the Company and the Buyers contained in Sections 3 and 2, respectively, shall survive the Closing until two years after the Closing Date, including, without limitation, all financial statements thereto. The agreements and covenants set forth in Sections 4, 5 and 9, and the indemnification provisions set forth in
Section 8, shall survive the Closing. Each Buyer shall be responsible only for its own representations, warranties, agreements and covenants hereunder.

                            j. Publicity.  The Company and each Buyer shall have
the right to approve before issuance any press releases or any other public statements with respect to the transactions contemplated hereby; provided, however, that the Company shall be entitled, without the prior approval of any Buyer, to make any press release or other public disclosure with respect to such transactions as is required by applicable law and regulations (although each Buyer shall be consulted by the Company in connection with any such press release or other public disclosure prior to its release and shall be provided with a copy thereof), but only to the extent required by such law or regulation.

                            k.  Further  Assurances.  Each  party  shall  do and
perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

                            l. No Strict Construction. The language used in this
Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

                            m. Equitable Relief.  The Company recognizes that in
the event that it fails to perform, observe, or discharge any or all of its obligations under this Agreement, any remedy at law may prove to be inadequate relief to the Buyers. The Company therefore agrees that the Buyers shall be entitled to temporary and permanent injunctive relief in any such case without the necessity of proving actual damages.

                  IN WITNESS WHEREOF, the Buyers and the Company have caused this Securities Purchase Agreement to be duly executed as of the date first written above.

COMPANY:                            BUYERS:

SOFTNET SYSTEMS, INC.               STARK INTERNATIONAL

By:                                 By:
   ---------------------------         -------------------------------
Name:                               Name:
   ---------------------------         -------------------------------
Its:                                Its:
   ---------------------------         -------------------------------


                                    SHEPHERD INVESTMENTS
                                       INTERNATIONAL, LTD.

                                    By:
                                       -------------------------------
                                    Name:
                                       -------------------------------
                                    Its:
                                       -------------------------------

                               SCHEDULE OF BUYERS


                                                                                               Investor's Advisor
                      Investor Address and      Principal Amount of                            and Legal Counsel
Investor Name         Facsimile Number           Convertible Notes      Amount of Warrants     Address
--------------------  --------------------      -------------------     ------------------     ---------------------

Stark International   c/o Staro Asset                $8 million               200,000          Eleazer Klein, Esq.
(Bermuda)             Management                                                               Schulte Roth  & Zabel
                      1500 West Market                                                         LLP
                      Street                                                                   New York, NY  10022
                      Mequon, Wisconsin                                                        Fax:  (212) 593-5955
                      53092
                      Fax:  (414) 241-1888



Shepherd              c/o Staro Asset                $4million                100,000          Eleazer Klein, Esq.
Investments           Management                                                               Schulte Roth  & Zabel
International, Ltd.   1500 West Market                                                         LLP
(British Virgin       Street                                                                   New York, NY  10022
Islands)              Mequon, Wisconsin                                                        Fax:  (212) 593-5955
                      53092
                      Fax:  (414) 241-1888